Form 8-K

              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 7, 1998
(October 6, 1998)

                   PERMIAN BASIN ROYALTY TRUST
    -----------------------------------------------------------
      (Exact name of registrant as specified in its charter)


          Texas                        1-8033                  75-6280532
----------------------------    -----------------------    ------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                     Identification No.)


NationsBank, N.A.
Trust Department
P.O. Box 1317, Fort Worth, Texas                   76101
----------------------------------------        -----------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (817) 390-6905


                         Not applicable
----------------------------------------------------------------
 (Former name or former address, if changed since last report)

Item 1.   Not Applicable.

Item 2.   Not Applicable.

Item 3.   Not Applicable.

Item 4.   Not Applicable.

Item 5.   Other Events

          As has been previously reported, the Permian Basin Royalty Trust ("Trust") was notified in the third quarter of 1996 of the settlement of a class action lawsuit pending in the 270th District Court of Harris County, Texas (the "Court"), Cause No. 92-026182 styled Caroline Altheide and Langdon Harrison v. Meridian Oil Inc., Meridian Oil Holding Inc., Meridian Oil Trading Inc., Meridian Oil Production Inc., Southland Royalty Company, El Paso Production Company, Meridian Oil Hydrocarbons Inc., Meridian Oil Gathering
     Inc., Meridian Oil Services Inc., and Edward Parker ("Class
     Action"), in which the Trust is a class member. The judgment approving the settlement of the Class Action has been the subject of an appeal. One of the conditions set forth in the settlement agreement relating to the Class Action relating to the distribution of the settlement proceeds is that there would be no distribution of settlement proceeds unless and until such judgment was no longer subject to further appeal and, if there is an appeal, not unless and until such judgment is affirmed or such appeal is dismissed and the time for any further proceedings in the appellate court of last resort has expired. The Trustee has been advised that such appeal has been dismissed and it is the understanding of the Trustee that the conditions and restrictions that prevented payment of the settlement proceeds no longer exist. The Trust has now received its portion of the settlement proceeds totalling $766,050.89. Such settlement proceeds that have been received by the Trust will be distributed with the regular monthly Trust distribution on November 16, 1998 to the Trust's Unit holders of record on October 31, 1998.

Item 6.   Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable
          (b)  Not Applicable
          (c)  Press Release dated October 7, 1998.

Item 8.   Not Applicable.

Item 9.   Not Applicable.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NationsBank, N.A.
                                Trustee of the
                                Permian Basin Royalty Trust


                              By: /s/ Eric F. Hyden
                                 ----------------------------------
                                   Eric F. Hyden
                                   Vice President

DATE:  October 7, 1998

       (The Trust has no directors or executive officers.)

                          Item 7(c)

                        NEWS RELEASE
                   Permian Basin Royalty Trust
              500 West Seventh Street, Suite 1300
                     Post Office Box 1317
                   Fort Worth, Texas 76101
                    Telephone 817/390-6905



PERMIAN BASIN ROYALTY TRUST
TO RECEIVE SETTLEMENT PROCEEDS RELATING
TO CLASS ACTION LAWSUIT SETTLEMENT

     FORT WORTH, Texas, October 7, 1998 -- NationsBank, N.A., Fort Worth, Texas, as Trustee of the Permian Basin Royalty Trust, announced that, as has been previously reported, the Permian Basin Royalty Trust ("Trust") was notified in the third quarter of 1996 of the settlement of a class action lawsuit pending in the 270th District Court of Harris County, Texas (the "Court"), Cause No. 92-026182 styled Caroline Altheide and Langdon Harrison v. Meridian Oil Inc., Meridian Oil Holding Inc., Meridian Oil Trading Inc., Meridian Oil Production Inc., Southland Royalty Company, El Paso Production Company, Meridian Oil Hydrocarbons Inc., Meridian Oil Gathering Inc., Meridian Oil Services Inc., and Edward Parker ("Class Action"), in which the Trust is a class member. The judgment approving the settlement of the Class Action has been the subject of an appeal. One of the conditions set forth in the settlement agreement relating to the Class Action relating to the distribution of the settlement proceeds is that there would be no distribution of settlement proceeds unless and until such judgment was no longer subject to further appeal and, if there is an appeal, not unless and until such judgment is affirmed or such appeal is dismissed and the time for any further proceedings in the appellate court of last resort has expired. The Trustee has been advised that such appeal has been dismissed and it is the understanding of the Trustee that the conditions and restrictions that prevented payment of the settlement proceeds no longer exist. The Trust has now received its portion of the settlement proceeds totaling $766,050.89. Such settlement proceeds that have been received by the Trust will be distributed with the regular monthly Trust distribution on November 16, 1998 to the Trust's Unit holders of record on October 31, 1998.

                                 ###

Contact:  Eric Hyden
          Vice President
          NationsBank, N.A.
          817/390-6905